United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2005

OXiGENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Third Ave, Waltham, MA 02451
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 547-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 7, 2005, at OXiGENE, Inc.’s (the “Company”) Annual Meeting of Stockholders, the Company’s stockholders approved the OXiGENE, Inc. 2005 Stock Plan (the “Stock Plan”). The Stock Plan authorizes the grant of up to 2,500,000 shares of the Company’s Common Stock for the issuance of incentive stock options to employees of the Company and non-qualified stock options, restricted and unrestricted stock grants and other stock-based awards to employees, directors and consultants of the Company. A copy of the Stock Plan is filed pursuant to this Item 1.01 as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits.

          99.1       OXiGENE, Inc. 2005 Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXiGENE, INC.
Dated: July 11, 2005	/s/ Frederick W. Driscoll
Frederick W. Driscoll
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	OXiGENE, Inc. 2005 Stock Plan.